         SEVENTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT (the "Amendment") is made as of the thirteenth day of September, 2000, by and among SYSTEMS & COMPUTER TECHNOLOGY CORPORATION ("Company"), SCT SOFTWARE & RESOURCES MANAGEMENT CORPORATION ("Borrowing Subsidiary") (collectively, "Borrowers" and individually a "Borrower") and MELLON BANK, N.A. ("Bank").

                                   BACKGROUND

         A. By a Credit Agreement dated June 20, 1994 by and among Bank and Borrowers, as amended by Amendment and Modification to Credit Agreement dated April 8, 1997, Second Amendment and Modification to Credit Agreement dated April 8, 1997, Third Amendment and Modification to Credit Agreement dated June 4, 1997, Fourth Amendment and Modification to Credit Agreement dated May 6, 1998, Fifth Amendment and Modification to Credit Agreement dated October 9, 1998 and Sixth Amendment and Modification to Credit Agreement dated July 7, 2000 , and by letter agreements, and as the same may be further amended, modified, supplemented or restated (collectively, the "Credit Agreement"), Bank agreed, inter alia, to extend to Borrowers a revolving credit facility in the principal amount of up to Thirty Million Dollars ($30,000,000.00) (the "Revolving Credit"), as further evidenced by that certain Amended and Restated Promissory Note dated April 8, 1997 payable to Bank in the original principal amount of Thirty Million Dollars ($30,000,000.00) (the "A&R Note").

         B. Borrowers have requested that Bank amend certain covenants set forth in the Credit Agreement, which Bank is willing to do on the terms set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

1. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein will have the meanings set forth therefor in the Credit Agreement.

2. DEBT. The following new item (vi) is hereby added to subparagraph (f) of
Section 6.02 of the Credit Agreement as an additional exception to the prohibition on debt:

                   "(vi) Debt owed to a seller in an acquisition permitted by subparagraph (l) of Section 6.02 hereof, provided that, the aggregate amount of all such debt shall not exceed five percent (5%) of Consolidated Tangible Net Worth measured as of the date of the most recent Compliance Certificate delivered by Borrowers to Bank."

3. LOANS, INVESTMENTS, SECONDARY LIABILITIES. The following new item (x) is hereby added to subparagraph (i) of Section 6.02 of the Credit Agreement as an additional exception to the prohibition on Investments:

                   "(x) acquire and own any type of equity or debt of a Person or make an investment in a Person for the purposes of forming strategic alliances, provided that, the aggregate amount of all such investments, whether in the form of cash, debt, equity securities or otherwise shall not exceed fifteen percent (15%) of Consolidated Tangible Net Worth measured as of the date of the most recent Compliance Certificate delivered by Borrowers to Bank."

4. ASSET SALES. The reference to "$3,000,000 per fiscal year" at the end of subparagraph (j) of Section 6.02 is hereby deleted and replaced with ", during any fiscal year, five percent (5%) of Consolidated Tangible Net Worth as of the date of the most recently ended fiscal year."

5. ACQUISITION. The reference to "10%" in the first sentence of subparagraph (l) of Section 6.02 is hereby deleted and replaced with "15%".

6. FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Credit Agreement, as amended, or any of the other Loan Documents.

7. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:


     a. ratify, confirm and acknowledge that the Credit Agreement, as amended, and the other Loan Documents continue to be and are valid, binding and in full force and effect;

     b. acknowledge and agree that such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under Loan Documents, the enforcement of any of the terms of the Credit Agreement, as amended, or the other Loan Documents;

     c. represent and warrant that no Event of Default or Potential Event of Default currently exists;

     d. acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Credit Agreement or any of the other Loan Documents, and does not constitute a release, termination or waiver of any of the guarantees, rights or remedies granted to the Bank therein, which guarantees, rights and remedies are hereby ratified, confirmed, extended and continued as security for the obligations of Borrowers to Bank under the Credit Agreement and the other Loan Documents, including, without limitation, this Amendment;

     e. acknowledge and agree that all representations and warranties of Borrowers contained in the Credit Agreement and/or the other Loan Documents are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof; and

     f. acknowledge and agree that Borrowers' failure to comply with or perform any of its covenants, agreements or obligations contained in this Amendment shall constitute an Event of Default under the Credit Agreement and each of the Loan Documents.

8. COSTS AND EXPENSES. Borrowers shall pay to Bank all costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, all of Bank's attorneys' fees and costs.

9. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Credit Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

10. CONSTRUCTION. All references to the Credit Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

11. NO WAIVER. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Credit Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further increases in the Revolving Commitment.

12. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

14. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    SYSTEMS & COMPUTER TECHNOLOGY
                                    CORPORATION

[CORPORATE SEAL]
                                    By: ___________________________________
                                        Eric Haskell, Senior Vice President

                                    SCT SOFTWARE & RESOURCE MANAGEMENT
                                    CORPORATION

[CORPORATE SEAL]
                                    By: ___________________________________
                                        Eric Haskell, Senior Vice President

                                    MELLON BANK, N.A.


                                    By: ___________________________________
                                    Name/Title: ___________________________

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment and agree that the foregoing Amendment shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20, 1994 or as of the date hereof, respectively, all of which are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Agreement.

                                   SCT UTILITY SYSTEMS, INC.

                                   By: ________________________________________
                                   Name/Title: ________________________________


                                   SCT GOVERNMENT SYSTEMS, INC.
                                   (formerly known as "SCT Public Sector, Inc.")

                                   By: ________________________________________
                                   Name/Title: ________________________________


                                   SCT FINANCIAL CORPORATION

                                   By: ________________________________________
                                   Name/Title: ________________________________


                                   SCT INTERNATIONAL LIMITED

                                   By: ________________________________________
                                   Name/Title: ________________________________


                                   SCT PROPERTY, INC.

                                   By: ________________________________________
                                   Name/Title: ________________________________


                                   SCT MANUFACTURING & DISTRIBUTION
                                   SYSTEMS, INC.

                                   By: ________________________________________
                                   Name/Title: ________________________________